SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  May 3, 2000


          Life Partners Holdings, Inc. (formerly known as I.G.E., Inc.)
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Massachusetts                    0-7900                       14-2488828
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
 incorporation)

           6614 Sanger, Waco, Texas                                76710
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (254) 751-9700
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Item 5.  Other Events.

May 3, 2000 - Life Partners Holdings, Inc. (LPHI)(OTCBB) announced today that it has entered into an agreement with a single institution to originate, underwrite and process up to $1 Billion per calendar quarter of Senior Life Settlements over the next five year. Extended Life Services, Inc. (ELSI), a wholly owned subsidiary of LPHI, will handle the line of business. LPHI officials said that the agreement provides for the purchase of up to $20 Billion of Senior Life Settlements over the term of the contract.

Item 7.  Exhibits.

         (c) The following exhibit is filed with this report.

         2000.1 Press release dated May 3, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Life Partners Holdings, Inc.

Dated: May 8, 2000                  By:    /s/  Brian D. Pardo
                                           ----------------------
                                           Brian D. Pardo
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX



     Exhibit 5.1    Press Release